                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No.      )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                        MADISON/CLAYMORE COVERED CALL FUND
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No Fee Required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

[MADISON INVESTMENT ADVISORS LOGO]

[CLAYMORE LOGO]

                       MADISON/CLAYMORE COVERED CALL FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 18, 2005

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Madison/Claymore Covered Call Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, August 18, 2005, at 11:30 a.m. (Central time). The Annual Meeting is being held for the following purposes:

     1. To elect two Trustees as Class I Trustees to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     The Board has fixed the close of business on June 17, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

                                 By order of the
                                 Board of Trustees

                                 /s/ Heidemarie Gregoriev

                                 Heidemarie Gregoriev, Secretary of the Fund

     Lisle, Illinois
     July 25, 2005

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY
CARD) TODAY.

                       MADISON/CLAYMORE COVERED CALL FUND
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 18, 2005

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 800-851-0264.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Madison/Claymore Covered Call Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday, August 18, 2005, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on August 18, 2005, at 11:30 a.m. (Central time). This Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about July 27, 2005.

     -  WHY IS A SHAREHOLDER MEETING BEING HELD?

        Because the Common Shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders.

     -  WHAT PROPOSAL WILL BE VOTED ON?

        Shareholders of the Fund are being asked to elect two Trustees as Class I Trustees to serve until the Fund's 2008 annual meeting of shareholders or until a successor shall have been elected and qualified (the "Proposal").

     -  WILL YOUR VOTE MAKE A DIFFERENCE?

        YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

     -  WHO IS ASKING FOR YOUR VOTE?

        The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Thursday, August 18, 2005, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about July 27, 2005.

     -  HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

        The Board recommends that you vote "for" the Proposal.

     -  WHO IS ELIGIBLE TO VOTE?

        Shareholders of record of the Fund at the close of business on June 17, 2005 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     -  HOW MANY SHARES OF THE FUND WERE OUTSTANDING AS OF THE RECORD DATE?

        At the close of business on June 17, 2005, the Fund had 18,708,963 Common Shares outstanding.

THE PROPOSAL:  TO ELECT TRUSTEES

     -  WHO ARE THE NOMINEES FOR TRUSTEE?

        The Trustees of the Fund are classified into three classes of Trustees:
        Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

        CLASS I TRUSTEES
        -Mr. Randall C. Barnes and Mr. Frank E. Burgess are the Class I Trustees. They are standing for re-election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund's 2008 annual meeting of shareholders.

        CLASS II TRUSTEES
        -Mr. Philip E. Blake, Mr. Nicholas Dalmaso and Mr. James R. Imhoff, Jr. are the Class II Trustees. It is currently anticipated that the Class II Trustees will stand for election at the Fund's 2006 annual meeting of shareholders.

        CLASS III TRUSTEES
        -Mr. Ronald A. Nyberg, Mr. Ronald E. Toupin, Jr. and
        Mr. Lorence D. Wheeler are the Class III Trustees. It is currently anticipated that the Class III Trustees will stand for election at the Fund's 2007 annual meeting of shareholders.

        As indicated above, shareholders are being asked to elect the following two Class I Trustees at the Annual Meeting: Mr. Randall C. Barnes and Mr. Frank
E. Burgess. The holders of the Fund's Common Shares will have equal voting rights (i.e., one vote per share).

     Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. Each Class I Trustee is currently a Trustee of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees named above. Each Class I Trustee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Claymore Advisors, LLC ("Claymore" or the "Investment Adviser") or the Fund's investment manager, Madison Asset Management, LLC ("Madison" or the "Investment Manager") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of twelve closed-end funds, including the Fund. The business address of each Trustee and officer of the Fund is c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

TRUSTEES

                                                                                        NUMBER OF
                                            TERM OF                                    PORTFOLIOS
                                           OFFICE AND                                    IN FUND
                         POSITION(S)       LENGTH OF                                     COMPLEX
                            HELD              TIME            PRINCIPAL OCCUPATION      OVERSEEN          OTHER DIRECTORSHIPS
NAME AND AGE              WITH FUND          SERVED        DURING THE PAST FIVE YEARS  BY TRUSTEE           HELD BY TRUSTEE
---------------------   -------------  ------------------  --------------------------  -----------  --------------------------------
INDEPENDENT TRUSTEES:

Randall C. Barnes(1)    Trustee        Trustee since       Formerly, Senior Vice           3        None.
Age: 53                                2004(2)             President Treasurer
                                                           (1993-1997), President,
                                                           Pizza Hut International
                                                           (1991-1993) and Senior
                                                           Vice President, Strategic
                                                           Planning and New Business
                                                           Development (1987-1990) of
                                                           PepsiCo, Inc. (1987-1997).

Philp E. Blake          Trustee        Trustee since       Managing Partner of             1        Director, Madison Newspapers,
Age: 60                                2004(2)             Forecastle Inc.                          Inc., Forecastle, Inc, Nemtes
                                                           (2000-present). Formerly,                Corporation and US
                                                           President and CEO of                     Bank--Madison.; Trustee,
                                                           Madison Newspapers Inc.                  Madison Strategic Sector
                                                           (1993-2000) and Vice                     Premium Fund and funds in the
                                                           President, Publishing, Lee               Mosaic family of mutual
                                                           Enterprises (1998-2001).                 funds(3).

James R. Imhoff, Jr.    Trustee        Trustee since       Chairman and CEO of             1        Director, Park Bank; Trustee,
Age: 61                                2004(2)             First Weber Group.                       Madison Strategic Sector
                                                                                                    Premium Fund and funds in the
                                                                                                    Mosaic family of mutual
                                                                                                    funds(3).

Ronald A. Nyberg        Trustee        Trustee since       Principal of Ronald A.          10       None.
Age: 51                                2004(2)             Nyberg, Ltd., a law firm
                                                           specializing in corporate
                                                           law, estate planning and
                                                           business transactions
                                                           (2000-present). Formerly,
                                                           Executive Vice President,
                                                           General Counsel and
                                                           Corporate Secretary of Van
                                                           Kampen Investments
                                                           (1982-1999). Director,
                                                           Juvenile Diabetes Research
                                                           Foundation, Chicago
                                                           Chapter, and Edward
                                                           Hospital Foundation,
                                                           Naperville, IL. Trustee,
                                                           North Park University,
                                                           Chicago.

Ronald E. Toupin, Jr.   Trustee        Trustee since       Formerly Vice President,        8        None.
Age: 47                                2004(2)             Manager and Portfolio
                                                           Manager of Nuveen Asset
                                                           Management (1998-1999),
                                                           Vice President of Nuveen
                                                           Investment Advisory
                                                           Corporation (1992-1999),
                                                           Vice President and Manager
                                                           of Nuveen Unit Investment
                                                           Trusts (1991-1999), and
                                                           Assistant Vice President
                                                           and Portfolio Manager of
                                                           Nuveen Unit Trusts
                                                           (1988-1999), each of John
                                                           Nuveen & Company, Inc.
                                                           (asset manager)
                                                           (1982-1999).

Lorence D. Wheeler      Trustee        Trustee since       Formerly, President of          1        Trustee, Madison Strategic
Age: 67                                2004(2)             Credit Union Benefits                    Sector Premium Fund and funds
                                                           Services, Inc. and Pension               in the Mosaic family of mutual
                                                           Specialist for CUNA Mutual               funds(3).
                                                           Group.

                                                                                        NUMBER OF
                                            TERM OF                                    PORTFOLIOS
                                           OFFICE AND                                    IN FUND
                         POSITION(S)       LENGTH OF                                     COMPLEX
                            HELD              TIME            PRINCIPAL OCCUPATION      OVERSEEN          OTHER DIRECTORSHIPS
NAME AND AGE              WITH FUND          SERVED        DURING THE PAST FIVE YEARS  BY TRUSTEE           HELD BY TRUSTEE
---------------------   -------------  ------------------  --------------------------  -----------  --------------------------------
INTERESTED TRUSTEES:

Frank E. Burgess+(1)    Trustee and    Trustee since       Founder, President and          1        Director, Capitol Bankshares
Age: 62                 Senior Vice    2004(2)             Director of Madison                      Inc. and Outrider Foundation,
                        President                          Investment Advisers, Inc.                Inc.; Trustee, Madison
                                                                                                    Strategic Sector Premium Fund
                                                                                                    and funds in the Mosaic family
                                                                                                    of mutual funds(3).

Nicholas Dalmaso+       Trustee,       Trustee since       Senior Managing Director        10       None.
Age: 40                 Chief Legal    2004(2)             and General Counsel of
                        and Executive                      Claymore Advisors, LLC and
                        Officer,                           Claymore Securities, Inc.
                        Chief                              (2001-present). Officer of
                        Compliance                         certain funds in the Fund
                        Officer                            Complex. Formerly,
                                                           Assistant General Counsel,
                                                           John Nuveen and Company
                                                           Inc. (1999-2000). Formerly,
                                                           Vice President and
                                                           Associate General Counsel
                                                           of Van Kampen Investments,
                                                           Inc. (1992-1999).

----------
       + "Interested person" of the Fund as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Burgess is an interested person of the Fund because he is an officer of the Investment Manager and certain of its affiliates.

     (1) Nominee for election as a Trustee at the Annual Meeting.

     (2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

     (3) The Mosaic family of mutual funds includes twelve open-end investment companies.

EXECUTIVE OFFICERS

     The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of the Investment Adviser, the Investment Manager or affiliates of the Investment Adviser or Investment Manager and may receive compensation in such capacities.

OFFICERS:

                                                             PRINCIPAL OCCUPATION DURING
NAME AND AGE                     TITLE                           THE PAST FIVE YEARS
---------------------  -------------------------  --------------------------------------------------
Steven M. Hill         Chief Financial Officer,   Senior Managing Director and Chief Financial
Age: 40                Chief Accounting Officer   Officer of Claymore Advisors, LLC and Claymore
                       and Treasurer              Securities, Inc.; Chief Financial Officer, Chief
                                                  Accounting Officer and Treasurer of certain funds
                                                  in the Fund Complex. Previously, Treasurer of
                                                  Henderson Global Funds and Operations Manager for
                                                  Henderson Global Investors (NA) Inc. (2002-2003);
                                                  Managing Director, FrontPoint Partners LLC
                                                  (2001-2002); Vice President, Nuveen Investments
                                                  (1999-2001); Chief Financial Officer, Skyline
                                                  Asset Management LP, (1999); Vice President, Van
                                                  Kampen Investments and Assistant Treasurer, Van
                                                  Kampen mutual funds (1989-1999).

Heidemarie Gregoriev   Secretary                  Vice President and Assistant General Counsel of
Age: 34                                           Claymore Advisors, LLC and Claymore Securities,
                                                  Inc.; Secretary of certain funds in the Fund
                                                  Complex. Previously, Legal Counsel for Henderson
                                                  Global Investors NA (2001-2004), Associate of
                                                  Gardner, Carton & Douglas (1997-2001).

Jay Sekelsky           Vice President             Managing Director of Madison Investment Advisors,
Age: 45                                           Inc.; Vice President Madison Asset Management,
                                                  LLC; Vice President of funds in the Mosaic family
                                                  of mutual funds.

Katherine L. Frank     Vice President             Managing Director of Madison Investment Advisors,
Age: 44                                           Inc.; Vice President of Madison Asset Management,
                                                  LLC; President and Vice President of funds in the
                                                  Mosaic family of mutual funds.

Rita Bauer             Vice President             Vice President of Madison Investment Advisors,
Age: 45                                           Inc.; Vice President of Madison Asset Management,
                                                  LLC

Ray DiBernardo         Vice President             Vice President of Madison Investment Advisors,
Age: 42                                           Inc. Previously, Vice President and Portfolio
                                                  Manager, Concord Investment Company.

Deborah Pines          Vice President             Director of Alternative Funds of Madison
Age: 32                                           Investment Advisors, Inc. Previously, Senior
                                                  Investigator, Chicago Board of Trade.

Richard C. Sarhaddi    Assistant Secretary        Assistant Vice President of Claymore Advisors, LLC
Age: 31                                           and Claymore Securities, Inc.; Assistant Secretary
                                                  of certain funds in the Fund Complex. Previously,
                                                  Editor, CCH Incorporated.

     -  DOES THE BOARD HAVE ANY COMMITTEES?

        Yes. The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

        AUDIT COMMITTEE

        The Board has an Audit Committee, composed of Randall C. Barnes,
        James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting a firm of independent accountants for the Fund and reviewing accounting matters with the accountants.

        The Audit Committee presents the following report:

        The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Indendence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

        The Audit Committee is governed by a written charter, which was approved by the Board on June 2, 2004 and is attached hereto as Appendix A.

        NOMINATING COMMITTEE

        The Board has a Nominating and Governance Committee, which performs the functions set forth in the Fund's Nominating and Governance Committee Charter. The Nominating and Governance Committee is composed of
        Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler, all of whom are Independent Trustees.

        As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter.

        The shareholder recommendation must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

        The Nominating and Governance Committee Charter of the Fund is attached hereto as Appendix B.

     - DOES THE FUND HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

        It is the Fund's policy to encourage Trustees to attend annual meetings.

     -  HOW CAN THE FUND'S SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

        Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     -  HOW LARGE A STAKE DO THE TRUSTEES HAVE IN THE FUND?

        As of June 17, 2005, each Trustees beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                        DOLLAR RANGE OF EQUITY        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
        NAME OF TRUSTEE                 SECURITIES IN THE FUND          OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
        ---------------             ------------------------------  -----------------------------------------------
        INDEPENDENT TRUSTEES:
        Randall C. Barnes                    Over $100,000                            Over $100,000
        Philip E. Blake                    $10,001 - $50,000                        $10,001 - $50,000
        James R. Imhoff, Jr.               $10,001 - $50,000                        $10,001 - $50,000
        Ronald A. Nyberg                     $1 - $10,000                           $50,001 - $100,000
        Ronald E. Toupin, Jr.                      0                                        0
        Lorence D. Wheeler                         0                                        0

        INTERESTED TRUSTEES:
        Frank E. Burgess                     Over $100,000                            Over $100,000
        Nicholas Dalmaso                           0                                        0

        As of June 17, 2005, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

     -  HOW OFTEN DO THE TRUSTEES MEET?

        Three meetings of the Board were held during the Fund's initial fiscal period ended December 31, 2004. One meeting of the Audit Committee of the Fund was held during the Fund's initial fiscal period ended
        December 31, 2004. The Nominating and Governance Committee of the Fund did not hold any meetings during the Fund's initial fiscal period ended December 31, 2004. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's initial fiscal period ended December 31, 2004.

     -  WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

        The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Fund's Trustees. This table assumes that the Fund had a full fiscal year of operations:

                                            ESTIMATED COMPENSATION            ESTIMATED TOTAL COMPENSATION
        NAME OF BOARD MEMBER(1)                FROM THE FUND(2)                 FROM THE FUND COMPLEX(2)
        -------------------------        -----------------------------     -----------------------------------
        Randall C. Barnes                          $   21,000                          $    63,000
        Philip E. Blake                            $   21,000                          $    21,000
        James R. Imhoff, Jr.                       $   21,000                          $    21,000
        Ronald A. Nyberg                           $   22,500                          $   214,500
        Ronald E. Toupin, Jr.                      $   22,500                          $   173,500
        Lorence D. Wheeler                         $   21,000                          $    21,000

----------
        (1) Trustees not eligible for compensation are not included in the above table.

        (2) Assumes the Fund had a full fiscal year of operations.

     THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by the Fund. In addition, certain officers, directors and employees of the Fund and the Investment Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board has fixed the close of business on June 17, 2005 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

INVESTMENT ADVISER AND INVESTMENT MANAGER

     Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., acts as the Fund's investment manager and is responsible for making investment decisions with respect to the investment of the Fund's assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. The Investment Manager and its affiliated entities act as investment adviser for one other closed-end investment company, individuals, corporations, pension funds, endowments, insurance companies and mutual funds with assets under management exceeding $10.8 billion as of December 31, 2004.

INDEPENDENT AUDITOR

     Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's initial fiscal period ended in 2004 and fiscal year ending 2005. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

     Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

ADMINISTRATOR

     Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois, 60532, serves as the Fund's administrator.

AUDIT FEES

     The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund's annual financial statements for the Fund's initial fiscal period ended December 31, 2004 were $37,500.

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2004 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $10,000 (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). E&Y did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such period.

TAX FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for the Fund's initial fiscal period ended December 31, 2004 for professional services rendered for tax compliance, tax advice, and tax planning were $2,000 (such fees relate to tax services provided by E&Y in connection with the Fund's excise tax calculations and review of the Fund's tax returns). E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such period.

ALL OTHER FEES

     Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund's initial fiscal period ended December 31, 2004.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by E&Y for the Fund's initial fiscal period ended December 31, 2004 for services rendered to the Fund were $0.

     In addition, the aggregate non-audit fees billed by E&Y for the Fund's initial fiscal period ended December 31, 2004 for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     On June 2, 2004, the Audit Committee of the Fund adopted Pre-Approval Policies and Procedures, which are attached hereto as Appendix A to the Audit Committee Charter of the Fund which appears in Appendix A hereto. The Audit Committee of the Fund has approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund which are related to the operations of the Fund.

PRINCIPAL SHAREHOLDERS

     As of June 17, 2005, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate
West Drive, Lisle, Illinois 60532, 800-851-0264.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's initial fiscal period ended December 31, 2004, all filings applicable to such persons were completed and filed in a timely manner, except as follows:
Form 3 submissions, disclosing that certain persons became reporting persons of the Fund during the fiscal period ended December 31, 2004, inadvertently were not filed in a timely manner; one Form 4 submission, disclosing changes in share ownership by Philip E. Blake relating to transactions in Common Shares, was inadvertently filed late.

PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about the shareholders to employees of the Investment Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2006 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by March 27, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than June 12, 2006.

OTHER MATTERS

     The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                        Very truly yours,

                                        /s/ Heidemarie Gregoriev

                                        HEIDEMARIE GREGORIEV
                                        SECRETARY OF THE FUND

     July 25, 2005

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                       MADISION/CLAYMORE COVERED CALL FUND

                           AS ADOPTED ON JUNE 2, 2004

1.    PURPOSE OF THE COMMITTEE

     The purpose of the Audit Committee (the "Committee") of the Board of Trustees (referred to herein as the "Trustees" and collectively as the "Board") of Madison/Claymore Covered Call Fund (the "Fund") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control over financial reporting and legal compliance functions of the Fund, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Fund's independent auditors (the "Independent Auditors") and
(iv) the performance of the Fund's internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement, if any.

2.    COMPOSITION OF THE COMMITTEE

     The Committee shall consist of three or more Trustees as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the "NYSE"), and any additional requirements that the Board deems appropriate.

     No Trustee may serve as a member of the Committee if such Trustee serves on the audit committee of more than two other public issuers, unless the Board determines that such simultaneous service would not impair the ability of such Trustee to serve effectively on the Committee.

     The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

     Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

     Each member of the Committee must be "financially literate," as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have "accounting or related financial management expertise," as the Board interprets such qualification in its business judgment. Further, either (a) at least one member of the Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the "Act")) by the Board, or (b) if no member of the Committee is an "audit committee financial expert," such fact must be disclosed and explained in the Fund's annual report filed with the SEC. The Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard. The Board may presume that any Committee member that satisfies the definition of "audit committee financial expert" has "accounting or related financial management expertise."

3.    MEETINGS OF THE COMMITTEE

     The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than twice each year. The Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Charter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall meet separately on a periodic basis with (a) the principal financial officer of the Fund and persons assisting with the preparation of the Fund's financial statements, (b) the internal auditors or other personnel responsible for the internal audit function and (c) the Independent Auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe warrant Committee attention.

     A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

     The Committee shall maintain minutes of its meetings and records relating to those meetings.

4.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NYSE or any other regulatory authority:

     a.  SELECTION, EVALUATION AND OVERSIGHT OF THE INDEPENDENT AUDITORS

        i. Be directly responsible for the appointment (subject to ratification by a majority of the Trustees of the Board who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940), compensation, retention and oversight of the work of any Independent Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, and each such Independent Auditor must report directly to the Committee;

        ii. Review and, in its sole discretion, pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditors to the Fund and (B) all engagements for non-audit services to be provided by the Independent Auditors (1) to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the Fund's investment adviser that provides ongoing services to the Fund; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Fund (clauses
               (A) and (B), collectively, the "Covered Services" and the entities referred to in clause (B), collectively, the "Covered Entities"); provided that pre-approval by the Committee of Covered Services be effected pursuant to the procedures described below in Section 7 captioned "PRE-APPROVAL PROCEDURES"; and provided that this Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the NYSE listing standards;

        iii. Review the performance of the Fund's Independent Auditors, including the lead partner of the Independent Auditors;

        iv. Obtain at least annually from the Independent Auditors and review a report describing:

               (1) the Independent Auditors' internal quality-control procedures;

               (2) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditors, and any steps taken to deal with any such issues;

               (3) all relationships between the Independent Auditors and the Fund (including a description of each category of Covered Services provided by the Independent Auditors to the Fund and any Covered Entity and a list of the fees billed for each such category); and

               (4) any non-audit services provided to the Fund and any Covered Entity that were not pre-approved by the Committee pursuant to the Committee's pre-approval procedures;

               The Committee should present its conclusions with respect to the above matters, as well as its review of the lead partner of the Independent Auditors, and its views on whether there should be a regular rotation of the Independent Auditors, to the Board;

        v. Evaluate the independence of the Independent Auditors by, among other things:

               (1) monitoring compliance by the Independent Auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

               (2) monitoring compliance by the Fund and the investment company complex (as such term is defined under Rule 2-01 of Regulation S-X) with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

               (3) engaging in a dialogue with the Independent Auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

     b.  OVERSIGHT OF ANNUAL AUDIT AND FINANCIAL STATEMENTS

        i. Review and discuss with the Independent Auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan's progress and results during the year;

        ii. Review with management, the Independent Auditors and the internal auditors (or other personnel responsible for the internal audit function) the following information which is required to be reported by the Independent Auditors:

               (1)  all critical accounting policies and practices used;

               (2) all alternative treatments of financial information that have been discussed by the Independent Auditors and management of the Fund, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Auditors; and

               (3) other material written communications between the Independent Auditors and management of the Fund, such as any management letter or schedule of unadjusted differences;

        iii. Review with the principal financial officer of the Fund and persons responsible for assisting with the preparation of the Fund's financial statements, the Independent Auditors and, if appropriate, the internal auditors (or personnel responsible for the Fund's internal audit function), the following:

               (1) the Fund's annual audited financial statements and interim financial statements, and any major issues related thereto;

               (2) major issues regarding accounting principles and financial statements presentations, including any significant changes in the Funds' selection or application of accounting principles;

               (3) any analyses prepared by management and/or the Independent Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles methods on the Funds' financial statements;

               (4) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Fund.

               (5) guidelines and policies governing the process by which management assesses and manages the Funds' exposure to risk, as well as the Funds' major financial risk exposures and the steps management has taken to monitor and control such exposures;

               (6) qualitative judgments made about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Fund and, particularly, about the degree of neutrality and objectivity of its accounting principles and underlying estimates;

               (7) procedures used to assess the representativeness of the valuations of securities provided by external pricing sources, particularly where such valuations are not based on prices last quoted in organized markets; and

               (8) for securities valued at "fair value" as determined in good faith under procedures established by the Board, inquire as to the Independent Auditors' conclusions as to the reasonableness of the "fair value" procedures, management's adherence to such procedures and the adequacy of supporting documentation for any valuation offered under such procedures;

        iv. Resolve all disagreements between the Independent Auditors and management regarding financial reporting;

        v. Review on a regular basis with the Independent Auditors any problems or difficulties encountered by the Independent Auditors in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditors' activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Committee should review with the Independent Auditors the following:

               (1) any accounting adjustments that were noted or proposed by the Independent Auditors but were rejected by management (as immaterial or otherwise);

               (2) any communications between the audit team and the Independent Auditors' national offices respecting auditing or accounting issues presented by the engagement; and

               (3) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditors to the Fund;

     c.  OVERSIGHT OF THE FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

        i.     Review:

               (1) the adequacy and effectiveness of the Fund's accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Fund's internal audit function, through inquiry and discussions with the Independent Auditors, management and the internal auditors (or personnel responsible for the internal audit function);

               (2) the Committee's level of involvement and interaction with the Fund's internal audit function, including the Committee's line of authority and role in appointing and compensating employees in the internal audit function;

        ii. Review with the Fund's principal executive officer and principal financial officer, or persons performing similar functions, and the Independent Auditors, periodically, the following:

               (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Fund's ability to record, process, summarize, and report financial information; and

               (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal control over financial reporting;

        iii. Discuss guidelines and policies governing the process by which management of the Fund, including the internal auditors (or other personnel responsible for the internal audit function), assesses and manages the Fund's exposure to risk, as well as the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures;

        iv. Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, direct the Fund's principal executive officer to assign additional internal audit projects to the Fund's internal auditors (or other personnel responsible for the internal audit function);

        v. Review with management the Fund's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies;

        vi. Receive periodic reports from the Independent Auditors, management and the internal auditors (or other personnel reponsible for the internal audit function) to assess the impact on the Fund of significant accounting or financial reporting developments that may have a bearing on the Fund;

        vii. Review and discuss with the Independent Auditors the results of the year-end audit of the Fund, including any comments or recommendations of the Independent Auditors, and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Fund's financial statements should be included in the annual report.

        viii. Establish and maintain free and open means of communication between and among the Board, the Committee, management, the Independent Auditors, the internal auditors (or other personnel responsible for the internal audit function) and those service providers of the Fund deemed appropriate by the Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis as the Committee may deem necessary or appropriate;

        ix. Review the types and presentation of information to be included in the Fund's earnings press releases(especially the use of "pro forma" or "adjusted" information not prepared in compliance with generally accepted accounting principles), if any, as well as financial information and earnings guidance provided by the Fund to analysts and rating agencies, if any (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Fund may provide earnings guidance);

     d.  MISCELLANEOUS

        i. Establish clear hiring policies for employees or former employees of the Independent Auditors;

        ii. Meet periodically with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including (1) any matters that may have a material impact on the financial statements of the Fund and (2) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Fund or any of its directors, officers, employees or agents or breaches of fiduciary duty to the Fund;

        iii. Prepare the report required by the rules of the SEC to be included in the Fund's annual proxy statement, if any;

        iv. By the earlier of (a) the Fund's first annual meeting shareholder meeting, if any, after January 15, 2004 or (b) October 31, 2004, establish procedures for (x) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters and (y) the confidential, anonymous submission by employees of the Fund, the Covered Entities or other service providers regarding questionable accounting or auditing matters;

        v. Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Fund, or reports made by the Fund's principal executive officer or general counsel in relation thereto;

        vi. Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisers to be borne by the Fund;

        vii. Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Fund's financial sstatements, the Fund's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors or the performance of the internal audit function; and

        viii. Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

5.    EVALUATION OF THE COMMITTEE

     The Committee shall, on an annual basis, evaluate its performance. The evaluation shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this Charter, and shall be conducted in such manner as the Committee deems appropriate.

     The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter.

6.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other consultants or advisers as it deems necessary.

7.    PRE-APPROVAL PROCEDURES

     The Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve non-audit services to the Fund and Covered Services between regularly scheduled meetings of the

Committee. Any such pre-approval decision must be presented to the Committee at its next scheduled meeting. The Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Committee Charter as Appendix A.

8.    LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for:

        - planning or conducting the audit or determining whether the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

        - determining whether the Form N-CSR filed by the Fund with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

        - determining whether the Fund's financial statements and other financial information included in Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Fund as of, and for, the periods presented in Form N-CSR; or

        - establishing or maintaining disclosure controls and procedures and internal controls over financial reporting for the Fund.

     In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund or management. The Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Fund, management and service providers to the Fund from which it receives information, (b) the accuracy of the financial and other information provided to the Committee, in either instance absent actual knowledge to the contrary (in which case such knowledge shall be promptly reported to the Board).

     Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

                                                                      APPENDIX A

                                 AUDIT COMMITTEE

                      PRE-APPROVAL POLICY AND PROCEDURES OF
                       MADISON/CLAYMORE COVERED CALL FUND

1.    STATEMENT OF PRINCIPLES

     The Audit Committee (the "Committee") of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(1)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Committee ("general pre-approval"); or require the specific pre-approval of the Committee ("specific pre-approval"). The Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to preapprove services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Committee (or by any member of the Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Committee.

     For both types of pre-approval, the Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Committee considers and provides a different period and states otherwise. The Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Committee. The Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Committee intends to fulfill its responsibilities. It does not delegate the Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believe that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.    DELEGATION

     As provided in the Act and the SEC's rules, the Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

----------
(1) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Audit Committee Charter.

3.    AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Committee, the Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1 A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.l must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

4.    AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

5.    TAX SERVICES

     The Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee will consult with management personnel responsible for tax compliance or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Committee has pre-approved the Tax services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated), including Tax services proposed to be provided by the Independent Auditors to any executive officer or trustee of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.    ALL OTHER SERVICES

     The Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Committee (or by any member of the Committee to which pre-approval has been delegated).

7.    PROHIBITED NON-AUDIT SERVICES

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

8.    PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Committee. The Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

9.    PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Committee will be submitted to the Fund's principal financial officer and must include a detailed description of the services to be rendered. The Fund's principal financial officer will determine whether such services are included within the list of services that have received the general pre-approval of the Committee. The Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Committee will be submitted to the Committee by both the Independent Auditors and the Fund's principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Committee has designated the Fund's principal financial officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's principal financial officer will report to the Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.6. Both the Fund's principal financial officer and management will immediately report to the chairman of the Committee any breach of this Policy that comes to the attention of the Fund's principal financial officer or any member of management.

10.   ADDITIONAL REQUIREMENTS

     The Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all financial, employment and business relationships (as such terms are defined in Regulation S-X) between the Independent Auditors and the Fund and discussing with the Independent Auditors its methods and procedures for ensuring independence.

11.   COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). The Committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.

                                                                      APPENDIX B

                PRE-APPROVED AUDIT SERVICES FOR FISCAL YEAR 2004
                               DATED:      , 2004

                                                                                        RANGE OF FEES
                                                                                ----------------------------
                                                                                    THE           COVERED
SERVICE                                                                           FUND(S)*       ENTITIES*
-----------------------------------------------------------------------------   ------------   -------------
Statutory audits or financial audits for the Fund

Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders)

Due diligence services pertaining to potential fund mergers

Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)

Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)

General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

U.S. federal, state and local tax planning and advice

U.S. federal, state and local tax compliance

International tax planning and advice

International tax compliance

Review of federal, state, local and international income, franchise, and other tax returns

Identification of Passive Foreign Investment Companies

Review of closed-end funds pro rata allocation of taxable income and capital gains to common and preferred shares.

Domestic and foreign tax planning, compliance, and advice

Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies

Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)

Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

* Aggregate fees related to the pre-approved services will be limited to 10% of each of the respective Independent Auditor's approved 2003 annual fees for audit and tax services.

PROHIBITED NON-AUDIT SERVICES

        - Bookkeeping or other services related to the accounting records or financial statements of the audit client

        -  Financial information systems design and implementation

        - Appraisal or valuation services, fairness opinions or contribution-in-kind reports

        -  Actuarial services

        -  Internal audit outsourcing services

        -  Management functions

        -  Human resources

        -  Broker-dealer, investment adviser or investment banking services

        -  Legal services

        -  Expert services unrelated to the audit

                       MADISON/CLAYMORE COVERED CALL FUND
                    REPORT OF SERVICES PROVIDED BY __________
                         FOR THE YEAR ENDED ___________

                                  COVERED       PRE-APPROVED       APPROVAL REQUIRED         FEE
DESCRIPTION OF SERVICE ENTITY     ENTITY             (                     (               ESTIMATE       ACTUAL FEES
-----------------------------   ----------    ----------------   ---------------------   -----------   ----------------


                                                                                         -----------   ----------------
                                                                                                                     *
                                                                                         ===========   ================

----------
* Fees related to pre-approved services are limited to $________.

                                                                      APPENDIX B

                       MADISON/CLAYMORE COVERED CALL FUND

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of the Madison/Claymore Covered Call Fund (the "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

     1. To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     2. To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     3. To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Fund's to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. APPENDIX A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with APPENDIX A will not be considered by the Committee).

----------
(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                            (As of September, 2004 )

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the Address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, it not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

        PROXY TABULATOR
         P.O. BOX 9132
     HINGHAM, MA 02043-9132




                       SOLICITED BY THE BOARD OF TRUSTEES
                       MADISON/CLAYMORE COVERED CALL FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 18, 2005


MADISON/CLAYMORE COVERED CALL FUND

The annual meeting of Madison/Claymore Covered Call Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Thursday, August 18, 2005, at 11:30 A.M. CDT. The undersigned hereby appoints Heidemarie Gregoriev and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.


                             |    PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                             V        PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        Date __________________, 2005


                           Signature                           (SIGN IN THE BOX)

                           For joint registrations, both parties should sign.


                                                                        cmc - jh

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/ PLEASE DO NOT USE FINE POINT PENS.


                                                                                    FOR ALL     WITHHOLD
                                                                                   nominees     AUTHORITY
                                                                                   except as     to vote
                                                                                 marked to the   for all
                                                                                  contrary at   nominees.
1. Election of Trustees:                                                             left.
   (01) Randall C. Barnes, (02) Frank E. Burgess                                                  / /
                                                                                     / /
   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE
   NUMBER OF THE NOMINEE(S) ON THE LINE BELOW.


                  PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                        cmc - jh